                                                                 Exhibit 10.26.3

                                 March 7, 2000



PaeTec Corp.
290 Woodcliff Drive
Fairport, New York   14450

     Re:  Lease Amendment/PaeTec Building, 600 WillowBrook Office Park

Gentlemen:

     The purpose of this letter is to amend the Lease Agreement dated July 7, 1999, as amended by letter dated February 11, 2000, (the "Lease") between WillowBrook II L.L.C. ("Landlord") and PaeTec Corp. ("Tenant") for space at 600 WillowBrook Office Park, Fairport, New York. I have attached a copy of the facing page of the Lease to this letter.

     The Lease is hereby amended as follows:

1. Paragraph 5 of the Lease Amendment dated February 11, 2000, is hereby deemed changed so that the reference therein to March 15, 2000, as the date for the commencement of construction shall be deemed changed to April 15, 2000. In the event of the occurance of weather conditions that render the said construction to commence on or before the said date of April 15, 2000, unreasonable, then the said date of April 15, 2000, shall be deemed extended until ten (10) days after said weather conditions change sufficiently to render the commencement of construction reasonable.

2. Paragraph 6 of the Lease Amendment dated February 11, 2000, is hereby deemed eliminated and is hereby deemed null and void and in its place and stead shall be substituted the following:

          Section 2.0l  Tenant covenants to pay an annual rent as follows:
          ------------

A. For the first lease year of the demised term, the sum of $1,432,376.88 ($119,364.74 per month);

B. For the second lease year of the demised term, the sum of $1,643,193.03 payable in monthly installments as follows:
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            Month of 2nd Lease Year     Monthly Installment
            -----------------------     -------------------

            1st Month                   $122,067.51

            2nd Month                   $124,770.28

            3rd Month                   $127,473.05

            4th Month                   $130,175.82

            5th Month                   $132,878.59

            6th Month                   $135,581.36

            7th Month                   $138,284.13

            8th Month                   $140,986.90

            9th Month                   $143,689.67

            10th Month                  $146,392.44

            11th Month                  $149,095.21

            12th Month                  $151,798.07

C. For the 3rd lease year through the 10th lease year of the demised term, the sum of $1,821,576.96 payable in monthly installments of $151,498.08.

D. For the remainder of the demised term, the annual rental of $2,003,025.12 ($166,918.76 per month). See Rider l, Paragraph 57.

Said rent shall be payable in advance on the first day of each and every calendar month during the term hereof. Rent for any period of less than one (l) month shall equal l/30th of the monthly rental for each day of such period.

3. Paragraph 9 of the Lease Amendment dated February 11, 2000, is hereby deemed null and void and of no force or effect.

4. The reference "Additional Demised Premises 7,000 Rentable S.F." on page 4 of Exhibit "A" attached to and a part of the Lease Amendment dated February 11, 2000, is hereby deemed null and void.
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       Except as modified above, all other terms, provisions, and conditions of the Lease shall remain unchanged and are hereby ratified and confirmed.

       If the above reflects your understanding, please sign the enclosed copy of this letter and return it to us as soon as possible.

                                     Cordially yours,

                                     WILLOWBROOK II, L.L.C.


                                     By /s/  Charles N. Mills
                                        -----------------------------
                                             Charles N. Mills



The above is hereby accepted and approved.

PAETEC CORP.


By /s/ Richard Ottalagana
   ------------------------------------
       Richard Ottalagana
       (Name)                   (Title)


Dated:  3/22/00
        ---------------------

STATE OF NEW YORK    )
                     )    SS:
COUNTY OF MONROE     )

       On the 24th day of March, 2000, before me, the undersigned, personally appeared CHARLES N. MILLS, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity and that by his signature on the instrument, the individual or the person upon behalf of which the individual acted, executed the instrument.

                                    /s/ Debra Ann Phegley
                                   __________________________
                                     Notary Public

                                    DEBRA ANN PHEGLEY
                                    Notary Public, State of New York
                                        Monroe County
                                    Commission Expires Jan. 31, 2002


STATE OF NEW YORK     )
                      )  SS:
COUNTY OF MONROE      )

       On the 22nd day of March, 2000, before me, the undersgined, personally appeared Richard Ottalagana personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowleded to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the indivudual(s) acted, executed the instrument.


                                        /s/ Karen F. Ferrini
                                        --------------------------
                                                Notary Public

                                        KAREN F. FERRINI
                                        Notary Public, State of New York
                                                No. 4765553
                                        Qualified in Monroe County
                                        Commission Expires Nov. 30, 2000